UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2023 two

(Exact name of registrant as specified in charter)

Cayman Islands	001-40292	98-1577238
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

900 Kearny St, Suite 610	94133
San Francisco, California	(Zip Code)
(Address of principal executive offices)

(415) 480-1752

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TWOA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced extraordinary general meeting of shareholders (the “Shareholder Meeting”) of two, a Cayman Islands exempted company (the “Company”), to extend the date by which the Company has to consummate a business combination (the “Extension Proposal”) from April 1, 2023 to January 1, 2024, the Company and two sponsor (the “Sponsor”), have entered into non-redemption agreements (the “Non-Redemption Agreements”) with several unaffiliated third parties, pursuant to which such third parties have agreed not to redeem (or to validly rescind any redemption requests with respect to) an aggregate of 900,000 previously-held Class A ordinary shares of the Company (“Non-Redeemed Shares”) in connection with the Extension Proposal.

In exchange for the foregoing commitments not to redeem such previously-held Class A ordinary shares, the Sponsor has agreed to transfer an aggregate of 270,000 Class B ordinary shares of the Company held by the Sponsor to such third parties immediately following the consummation of an initial business combination, provided that such third parties continued to hold such Non-Redeemed Shares through the Shareholder Meeting. The Non-Redemption Agreements will increase the amount of funds that remain in the Company’s trust account following the Shareholder Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Shareholder Meeting and the Extension Proposal.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreements attached hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Shareholder Meeting and the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the Shareholder Meeting filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2023 (the “Definitive Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Shareholder Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about March 13, 2023, mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the February 23, 2023 record date for the Shareholder Meeting. The date of the Shareholder Meeting is Friday, March 31, 2023, and the deadline for shareholders to submit requests to redeem their Class A ordinary shares is 5:00 p.m., New York time, on Wednesday, March 29, 2023. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Shareholder Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or at www.twoa.a-star.co.

Forward-Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Definitive Proxy Statement and the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

two

Date: March 27, 2023	By:	/s/ Kevin E. Hartz
	Name:	Kevin E. Hartz
	Title:	Chief Executive Officer